Exhibit 99.1

SOUTHWEST AIRLINES ANNOUNCES APPOINTMENT OF SIX NEW

INDEPENDENT DIRECTORS

Reconstituted Board to Select a New Independent Chair

Gregg Saretsky to Chair Refreshed Finance Committee

Company Enters Into Cooperation and Information Sharing Agreements with Elliott

DALLAS October 24, 2024 – Southwest Airlines Co. (NYSE: LUV) (“Southwest” or the “Company”) today announced the appointments of David Cush, Sarah Feinberg, Dave Grissen, Gregg Saretsky and Patricia Watson as independent directors of the Board in connection with Cooperation and Information Sharing Agreements (the “Agreements”) reached with Elliott Investment Management L.P. (together with its affiliates, “Elliott”). In addition, Pierre Breber, former CFO of Chevron, has also been appointed to the Board of Directors. These appointments are effective as of November 1, 2024.

Executive Chairman Gary Kelly will accelerate his retirement, which – along with the previously announced retirements of six other Southwest Directors – will go into effect on November 1, 2024. Following his departure from the Board and related responsibilities, Kelly will assume the title of Chairman Emeritus. The newly reconstituted Board will appoint a new independent Chairman. The Board will be reduced to 13 members as of Southwest’s 2025 Annual Shareholder Meeting. As previously announced, the Board has refreshed its Finance Committee, which is responsible for assisting in the Board’s oversight of the Company’s operational and strategic plans. Saretsky, Cush and three additional Directors to be appointed by the reconstituted Board will serve on the Finance Committee, with Saretsky serving as Chair.

Kelly said, “We are pleased to have reached a collaborative resolution with Elliott, continuing our Board refreshment with the addition of new directors who bring complementary skills and experience. I am confident this Board will continue to hold the leadership team accountable for executing its transformational plan and delivering financial performance. It has been the honor of my lifetime to work with our People and serve our Customers in making Southwest the leader it is today. I believe Southwest’s best days lie ahead under the vision and leadership of Bob Jordan and the oversight of this reconstituted Board.”

Rakesh Gangwal, Southwest Airlines Director, said, “On behalf of the Board, I want to thank Gary for his countless contributions to Southwest throughout his career. He leaves an indelible mark on Southwest as a pioneer of the Company’s growth into the largest domestic carrier with an industry leading network, reputation, balance sheet and a bright future. I also want to thank David Biegler, Veronica Biggins, Senator Roy Blunt, Dr. William Cunningham, Dr. Thomas Gilligan and Jill Soltau for their service and meaningful contributions in the boardroom. Our critical priority as a newly constituted Board is to coalesce as a functional body for the benefit of Southwest Airlines and work closely with Bob Jordan to preserve the Company’s unique business model and Culture, while driving growth and returning the carrier to superior financial performance.”

Elliott Partner John Pike and Portfolio Manager Bobby Xu said, “We are pleased to have come to an agreement with Southwest on the addition of six new directors that will enhance and revitalize its Board. They are all highly qualified and will bring diverse skills and backgrounds to the task of overseeing

Southwest under the leadership of a new Board Chairman. We believe the strategic changes Southwest has announced since we commenced our engagement, together with the new independent directors and governance improvements, will position the Company to enhance business performance, drive operational execution and evaluate additional changes to create long-term shareholder value. We are grateful to Southwest’s shareholders, labor groups, and leadership for their constructive engagement, and we look forward to a strengthened Southwest delivering on its full potential.”

As part of this process and to facilitate collaboration, Southwest has entered into a Cooperation Agreement under which Elliott has agreed to standstill, voting, confidentiality, and other provisions, and an Information Sharing Agreement to enable Southwest to share confidential information regarding upcoming Company announcements and other matters. Elliott has informed the Company that it withdrew its request to call a Special Meeting of Shareholders and no longer intends to nominate candidates to stand for election to the Southwest Airlines Board. The Cooperation Agreement will be filed on a Form 8-K with the U.S. Securities and Exchange Commission.

Pierre Breber, the former Vice President and Chief Financial Officer of Chevron, brings significant financial expertise to the Board. Breber built a more than 30-year career at Chevron, starting as a financial analyst in 1989. During his tenure as CFO, Breber boosted investor confidence in energy and maintained Chevron’s sector-leading valuation and reputation by instilling capital discipline and championing a lower carbon strategy. Breber previously held several senior executive roles in finance and operations across Chevron’s global business units. Breber is a board member of PACCAR and is nominated as a new director for election with Clorox. Breber is a member of the Johnson Advisory Council at Cornell University and previously was chair of the Board of Directors of the United Way Bay Area and a Board member of the Thurgood Marshall College Fund. Breber earned a bachelor’s and a master’s degree in mechanical engineering from UC Berkeley, and an MBA from Cornell University.

David Cush has over 30 years of aviation experience, most recently serving as CEO of Virgin America. Joining just after the airline’s inaugural flight, he led Virgin America through the turmoil of the financial crisis and a subsequent period of rapid growth. Cush led Virgin America to realize its first annual profit, oversaw its successful initial public offering and ultimately negotiated the airline’s acquisition by Alaska Airlines. Prior to joining Virgin America, Cush held a number of positions at American Airlines during his 20 years with the airlines, including Senior Vice President of Global Sales and Distribution, Vice President of International Planning and Alliances and various other roles in Finance and Operations. Cush earned a Bachelor of Science in Psychology, and Bachelor of Fine Arts in Broadcast/Film and an MBA, all from Southern Methodist University.

Sarah Feinberg, former Administrator at the Federal Railroad Administration, Chief of Staff to the U.S. Secretary of Transportation and Interim President and CEO of the New York City Transit Authority, brings a wealth of experience as a transportation and safety regulator, which will help support Southwest’s commitment to ensuring the safety of the Company’s Employees and Customers. As Administrator at the Federal Railroad Administration, the sole safety regulator for the US passenger and freight rail system, Feinberg focused on enhancing the safety of the rail network after a series of accidents. During her tenure, Feinberg also aggressively enforced safety regulations and oversaw billions of dollars in investments to improve the safety of the rail system. As Chief of Staff to the U.S. Secretary of Transportation, Feinberg oversaw and advised on a broad range of initiatives across the aviation and broader transportation sector. As President of New York City Transit, Feinberg led a 50k employee workforce and the largest transit system in North America. Feinberg earned a bachelor’s degree in American government and politics from Washington and Lee University.

Dave Grissen, former Group President of Marriott International, is a seasoned hospitality executive with extensive experience leading a global franchise and growing a storied brand. As Group President, Grissen led all functions for Marriott’s brands in the Americas and for the Ritz Carlton and EDITION brands globally, including strategy, revenue management, sales and marketing, operations, food and beverage, technology, development and human resources. Grissen managed hotels representing approximately two-thirds of Marriott’s fee revenue, a workforce of 160,000 people and a successful growth strategy that resulted in Marriott’s Americas organization nearly doubling from 2,928 hotels to 5,640 hotels plus 1,800 pipeline hotels under his leadership. Grissen also currently serves as the Chairman of Regis and is on the Board of Chatham Lodging Trust. He holds a bachelor’s degree in business administration from Michigan State University and a master’s degree in finance from Loyola University in Chicago.

Gregg Saretsky, former CEO of WestJet, brings 40 years of aviation leadership experience and industry knowledge. At WestJet, Saretsky led the evolution of the airline from providing a one-dimensional product offering to having a modern commercial strategy, generating a total shareholder return of more than 100% during his eight-year tenure as CEO. Prior to WestJet, Saretsky served in a number of senior-level commercial and operational roles at Alaska Airlines, including Executive Vice President of Flight Operations & Marketing. Saretsky is also a current director of IndiGo and RECARO Aircraft Seating. He earned a bachelor’s degree in microbiology and immunology and an MBA from The University of British Columbia.

Patricia Watson has served as Chief Information and Technology Officer at NCR Atleos since October 2023. She is an experienced technology executive with a track record of developing modernization plans and overseeing IT transformations at large, complex financial services and transportation/logistics companies. Over the course of her career, she has also served as Executive Vice President and Chief Information Officer of NCR, Total Systems Services and The Brink’s Company, the President of Cloud Collaboration at Intrado and in various senior technology roles at Bank of America. Watson is a Director at Rockwell Automation, and previously served on the Boards of USAA Federal Savings Bank and Texas Capital Bancshares. Prior to her corporate career, Watson spent ten years in the United States Air Force as executive staff officer, flight commander, and director of operations. She holds a bachelor’s degree in mathematics from St. Mary’s College in Notre Dame, Indiana, and an MBA from the University of Dayton, and is the spouse of a captain who has flown for Southwest for 24 years.

Cautionary Statement Regarding Forward-Looking Statements

This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Specific forward-looking statements include, without limitation, statements related to (i) the Company’s plans and expectations with respect to its Board of Directors; (ii) the Company’s plans and expectations with respect to its future financial performance, including improved profitability, financial prosperity, and added shareholder value; and (iii) the Company’s expectations with respect to growth. These forward-looking statements are based on the Company’s current estimates, intentions, beliefs, expectations, goals, strategies, and projections for the future and are not guarantees of future performance. Forward-looking statements involve risks, uncertainties, assumptions, and other factors that are difficult to predict and that could cause actual results to vary materially from those expressed in or indicated by them. Factors include, among others, the impact of fears or actual outbreaks of diseases, extreme or severe weather and natural disasters, actions of competitors (including, without limitation, pricing, scheduling, capacity, and network decisions, and consolidation and alliance activities), consumer perception, economic conditions, banking conditions, fears or actual acts of terrorism or war, sociodemographic trends, and other factors beyond the Company’s control, on consumer behavior and the Company’s results of operations and business decisions, plans, strategies, and results; (ii) the Company’s ability to timely and effectively implement, transition, operate, and maintain the necessary information technology systems and infrastructure to support its operations and initiatives, including with respect to revenue management and assigned and premium seating; (iii) the cost and effects of the actions of activist shareholders; (iv) the Company’s ability to obtain and maintain adequate infrastructure and equipment to support its operations and initiatives; (v) the impact of fuel price changes, fuel price volatility, volatility of commodities used by the Company for hedging jet fuel, and any changes to the Company’s fuel hedging strategies and positions, on the Company’s business plans and results of operations; (vi) the Company’s dependence on The Boeing Company (“Boeing”) and Boeing suppliers with respect to the Company’s aircraft deliveries, Boeing MAX 7 aircraft certifications, fleet and capacity plans, operations, maintenance, strategies, and goals; (vii) the Company’s dependence on the Federal Aviation Administration with respect to safety approvals for the new cabin layout and the certification of the Boeing MAX 7 aircraft; (viii) the Company’s dependence on other third parties, in particular with respect to its technology plans, its plans and expectations related to revenue management, operational reliability, fuel supply, maintenance, Global Distribution Systems, environmental sustainability, and the impact on the Company’s operations and results of operations of any third party delays or nonperformance; (ix) the Company’s ability to timely and effectively prioritize its initiatives and focus areas and related expenditures; (x) the impact of labor matters on the Company’s business decisions, plans, strategies, and results; (xi) the impact of governmental regulations and other governmental actions on the Company’s business plans, results, and operations; (xii) the Company’s dependence on its workforce, including its ability to employ and retain sufficient numbers of qualified Employees with appropriate skills and expertise to effectively and efficiently maintain its operations and execute the Company’s plans, strategies, and initiatives; (xiii) the emergence of additional costs or effects associated with the cancelled flights in December 2022, including litigation, government investigation and actions, and internal actions; and (xiv) other factors, as described in the Company’s filings with the Securities and Exchange Commission, including the detailed factors discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2024.

About Southwest Airlines Co.

Southwest Airlines Co. operates one of the world’s most admired and awarded airlines, offering its one-of-a-kind value and Hospitality at 117 airports across 11 countries. Southwest took flight in 1971 to democratize the sky through friendly, reliable, and low-cost air travel and now carries more air travelers flying nonstop within the United States than any other airline1. Based in Dallas and famous for an Employee-first corporate Culture, Southwest maintains an unprecedented record of no involuntary furloughs or layoffs in its history. By empowering its more than 73,0002 People to deliver unparalleled Hospitality, the maverick airline cherishes a passionate loyalty among more than 137 million Customers carried in 2023. That formula for success has brought industry-leading prosperity and 47 consecutive years3 of profitability for Southwest Shareholders (NYSE: LUV). Southwest leverages a unique legacy and mission to serve communities around the world including harnessing the power of its People and Purpose to put communities at the Heart of its success. Learn more by visiting Southwest.com/citizenship. As the airline with Heart, Southwest has set a goal to work toward achieving net zero carbon emissions by 20504. Southwest has also set near-term targets and a three-pillar strategy to achieve its environmental goals. Learn more by visiting Southwest.com/planet.

[1]	Based on U.S. Dept. of Transportation quarterly Airline Origin & Destination Survey since Q1 2021

[2]	Fulltime-equivalent active Employees

[3]	1973-2019 annual profitability

[4]

Southwest’s net zero by 2050 goal includes Scope 1, Scope 2, and Scope 3 Category 3 emissions only and excludes any emissions associated with non-fuel products and services, such as inflight service items.

5